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                                                           EXHIBIT 10.11

             AMENDMENT #1 TO SUBLEASE AND LEASE GUARANTY AGREEMENT

    DATED APRIL 1, 1980 BY AND BETWEEN K & E LAND & LEASING AND KEVCO, INC.

          This Amendment #1 to a Sublease and Lease Guaranty Agreement ("Sublease") made and entered into as of April l, 1980 by and between K & E LAND & LEASING ("Tenant") and KEVCO, INC., ("Subtenant") is made and entered into as
of the   30th   day of May, 1983, but effective January 1, 1981:
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                             W I T N E S S E T H:
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          WHEREAS, Tenant and Subtenant desire to amend the Lease as hereinafter provided;

          NOW, THEREFORE, IN CONSIDERATION of the premises and of the covenants and agreements contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed and do hereby agree as follows:

          1. Paragraph 2 of the Lease is hereby amended in its entirety to hereafter read as follows:

               "2. Tenant hereby subleases to Subtenant the real property together with the improvements located and to be located thereon described in paragraph (a) and (b) of Schedule I attached hereto and incorporated herein by reference, as if fully set forth herein, for the basic rent of $6,083.00 subject to increase as hereinafter provided, and upon and further subject to the terms and conditions where applicable as set forth in the lease. Tenant and Subtenant agree that Tenant shall have the right exercisable at any time prior to any anniversary date of this sublease, to increase the basic rent to be paid to tenant by Subtenant in an amount not to exceed 35% of the monthly rental paid by Subtenant to Tenant during the preceding 12-month period. Subtenant shall not have the right to exercise the option to purchase the property granted to Tenant by the City in the lease, unless the Tenant should otherwise agree.
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          2.   In all other respects the Sublease as herein amended shall remain in full force and effect and unimpaired.

          IN WiTNESS WHEREOF, this Amendment #1 to the Sublease is made and entered into as of the day and year first above written but effective as of the date stated above.

                                    TENANT:

                                    K & E LAND & LEASING

                                    BY: /s/ [SIGNATURE ILLEGIBLE]
                                        --------------------------
                                        Its Partner

                                    SUBTENANT:

                                    KEVCO, INC.

                                    BY: /s/ Jerry E Kimmel
                                        --------------------------
                                        Its  President
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